UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2013 (December 28, 2012)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-10822	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

222 Robert Rose Drive
Murfreesboro, TN 37129
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.

On December 28, 2012, National Health Investors, Inc. issued a press release announcing the extension of a master lease with National Healthcare Corporation (NHC) through December 31, 2026 for 38 skilled nursing facilities and three independent living facilities and an agreement to sell 6 of the skilled nursing facilities for $21 million to NHC.

The press release is attached to this Current Report as Exhibit 99.

Item 9.01.   Financial Statements and Exhibits.

Exhibit Index

Number	Exhibit
99	HTML version of press release issued December 28, 2012, titled “NHI Extends Lease To National Healthcare Corporation Through 2026.”

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/Roger R. Hopkins
Name: Roger R. Hopkins
Title: Chief Accounting Officer
(Principal Financial Officer)

Date: January 2, 2013